EXHIBIT 32.1



                Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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In connection with the Quarterly Report on Form 10-QSB of Patriot Scientific
Corporation (the "Company") for the quarterly period ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey E. Wallin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /S/ JEFFREY E. WALLIN
                                                    ---------------------
                                                    Name:  Jeffrey E. Wallin
                                                    Title:  President and CEO
                                                    Date: October 15, 2003